SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

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                                   FORM 8-K/A

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




Date of report (Date of earliest event reported)            August 29, 2001
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                              KIRLIN HOLDING CORP.
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               (Exact Name of Registrant as Specified in Charter)



            Delaware                   0 - 25336              11-3229358
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(State or Other Jurisdiction        (Commission File     (IRS Employer
 of Incorporation)                  Number)              Identification No.)


6901 Jericho Turnpike, Syosset, NY                              11791
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(Address of Principal Executive Offices)                   (Zip Code)



Registrant's telephone number, including area code         (800) 899-9400
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                                 Not Applicable
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          (Former Name or Former Address, if Changed Since Last Report)



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Item 7. Financial Statements, Pro Forma Financial Statements and Exhibits

         This Amendment to Form 8-K is being filed to report that the Registrant has determined that applicable regulations do not require the filing of any (a) Financial Statements of Business Acquired or (b)Pro Forma Financial Information.


                                   SIGNATURES


                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:     September 28, 2001                        KIRLIN HOLDING CORP.
                                                     (Registrant)




                                                     By: /s/ Anthony J. Kirincic
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                                                        Anthony J. Kirincic
                                                        President